Exhibit 10.3

Execution Version

GUARANTY

Dated as of April 4, 2017

among

THE KEYW HOLDING CORPORATION,

THE KEYW CORPORATION,

THE OTHER GUARANTORS NAMED HEREIN

and

EACH ADDITIONAL GUARANTOR THAT BECOMES A PARTY HERETO,

as Guarantors,

and

ROYAL BANK OF CANADA,

as Administrative Agent

GUARANTY

GUARANTY, dated as of April 4, 2017 (this “Guaranty”), among THE KEYW HOLDING CORPORATION, a Maryland corporation (“Parent”), the other Persons listed on the signature pages hereof and each Additional Guarantor (as defined in Section 7(b)) that becomes a party hereto (such Persons so listed and the Additional Guarantors being, collectively, the “Guarantors” and, individually, each a “Guarantor”) and Royal Bank of Canada, as Administrative Agent for the Secured Parties (as defined in the Credit Agreement referred to below).

PRELIMINARY STATEMENT

Reference is made to that certain Credit Agreement dated as of April 4, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Parent, The KEYW Corporation (the “Borrower”), each Lender from time to time party thereto and Royal Bank of Canada, as Swing Line Lender, L/C Issuer and Administrative Agent for the Secured Parties (in such capacity, the “Administrative Agent”). Terms defined in the Credit Agreement and not otherwise defined in this Guaranty are used in this Guaranty as defined in the Credit Agreement.

WHEREAS, it is a condition precedent to the making of Loans by the Lenders from time to time and the issuance of Letters of Credit by the L/C Issuers from time to time, the entry by the Hedge Banks into Secured Hedge Agreements from time to time and the entry by the Cash Management Banks into Secured Cash Management Agreements from time to time, that each Guarantor shall have executed and delivered this Guaranty.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans from time to time, the L/C Issuers to issue Letters of Credit from time to time, the Hedge Banks to enter into Secured Hedge Agreements from time to time and the Cash Management Banks to enter into Secured Cash Management Agreements from time to time, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:

Section 1.          Guaranty; Limitation of Liability. (a) Each Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Loan Documents, any Secured Cash Management Agreement or any Secured Hedge Agreement (the Loan Documents, Secured Cash Management Agreements and Secured Hedge Agreements, collectively, the “Secured Documents”) (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all reasonable and documented or invoiced out-of-pocket costs and expenses to the extent payable or reimbursable by the Borrower pursuant to Section 10.04 of the Credit Agreement as if such section were set forth in full herein, mutatis mutandis. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party. Notwithstanding anything to the contrary contained in this Guaranty or any provision of any other Loan Document, the Guaranteed Obligations shall not extend to or include any Excluded Swap Obligation. This Guaranty is a guarantee of payment and not merely of collection.

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(b)          Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent (on behalf of itself and each other Secured Party), hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of any Debtor Relief Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

(c)          Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty or any other guaranty with respect to the Guaranteed Obligations, such Guarantor will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and any such other guarantor, as applicable, so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Secured Documents.

Section 2.          Guaranty Absolute. To the maximum extent permitted by applicable law, each Guarantor agrees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Secured Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Secured Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party are joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives, to the maximum extent permitted by applicable law, any defenses (other than a defense of payment in full in cash of the Guaranteed Obligations (other than contingent indemnification or other contingent obligations and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements, in each case, as to which no claim has been asserted)) it may now have or hereafter acquire in any way relating to, any or all of the following:

(a)          any lack of validity or enforceability of any Secured Document or any agreement or instrument relating thereto;

(b)          any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Secured Documents, or any other amendment or waiver of, or any consent to departure from, any Secured Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

(c)          any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

(d)          any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Secured Documents or any other assets of any Loan Party or any of its Subsidiaries;

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(e)          any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

(f)          any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to such Secured Party;

(g)          the failure of any other Person to execute or deliver this Guaranty, any Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety, in each case, with respect to the Guaranteed Obligations; or

(h)          any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

Section 3.          Waivers and Acknowledgments. (a) Each Guarantor hereby unconditionally and irrevocably waives, to the maximum extent permitted by applicable law, promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.

(b)          Each Guarantor hereby unconditionally and irrevocably waives, to the maximum extent permitted by applicable law, any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature (in accordance with the terms hereof) and applies to all Guaranteed Obligations, whether existing now or in the future.

(c)          Each Guarantor hereby unconditionally and irrevocably waives, to the maximum extent permitted by applicable law, (i) any defense (other than a defense of payment in full in cash of the Guaranteed Obligations (other than contingent indemnification or other contingent obligations and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements, in each case, as to which no claim has been asserted)) arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.

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(d)          Each Guarantor acknowledges that the Administrative Agent may, in accordance with the Loan Documents, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under any mortgage by non-judicial sale, and each Guarantor hereby waives, to the maximum extent permitted by applicable law, any defense (other than a defense of payment in full in cash of the Guaranteed Obligations (other than contingent indemnification or other contingent obligations and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements, in each case, as to which no claim has been asserted)) to the recovery by the Administrative Agent and the other Secured Parties against such Guarantor of any deficiency after such non-judicial sale and any defense (other than a defense of payment in full in cash of the Guaranteed Obligations (other than contingent indemnification or other contingent obligations and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements, in each case, as to which no claim has been asserted)) or benefits that may be afforded by applicable law.

(e)          Each Guarantor hereby unconditionally and irrevocably waives, to the maximum extent permitted by applicable law, any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by such Secured Party.

(f)          Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Secured Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

Section 4.          Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guaranty or any other Secured Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification (whether arising pursuant to Section 12 of this Guaranty, or otherwise) and any right to participate in any claim or remedy of any Secured Party against the Borrower, any other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations (other than contingent indemnification or other contingent obligations and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements, in each case, as to which no claim has been asserted) and all other amounts payable under this Guaranty shall have been paid in full in cash, the expiration or termination of all Letters of Credit (other than Letters of Credit that have been Cash Collateralized) and the expiration or termination of the Aggregate Commitments. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of (a) the termination of the Aggregate Commitments and the payment in full in cash of the Guaranteed Obligations (other than contingent indemnification or other contingent obligations and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements, in each case, as to which no claim has been asserted) and all other amounts payable under this Guaranty and (b) the expiration or termination of all Letters of Credit (other than Letters of Credit that have been Cash Collateralized), such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Secured Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) the Aggregate Commitments shall have expired or been terminated and all of the Guaranteed Obligations (other than contingent indemnification or other contingent obligations and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements, in each case, as to which no claim has been asserted) and all other amounts payable under this Guaranty shall have been paid in full in cash and (ii) all Letters of Credit (other than Letters of Credit that have been Cash Collateralized) shall have expired or been terminated, the Secured Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.

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Section 5.          Payments Free and Clear of Taxes, Etc. Any and all payments by any Guarantor under this Guaranty shall be made, to the extent provided in the Credit Agreement, free and clear of and without deduction for any and all present or future Taxes.

Section 6.          Representations and Warranties; Covenants. Each Guarantor hereby (a) represents and warrants to the Administrative Agent and each other Secured Party that such Guarantor has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Secured Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Loan Party on a continuing basis information pertaining to, and is now and on a continuing basis will be familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Loan Party in all material respects, (b) represents and warrants to the Administrative Agent and each other Secured Party that each representation and warranty made in the Credit Agreement by the Borrower with respect to such Guarantor is true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of the date made (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of such earlier date), except to the extent such representations and warranties only apply to the Borrower or the Borrower and its Subsidiaries on a consolidated basis and (c) covenants and agrees that unless and until payment in full in cash of the Guaranteed Obligations (other than contingent indemnification or other contingent obligations and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements, in each case, as to which no claim has been asserted), the expiration or termination of all Letters of Credit (other than Letters of Credit that have been Cash Collateralized) and the expiration or termination of the Aggregate Commitments, such Guarantor shall observe and perform each of the covenants and agreements in Article VI and Article VII of the Credit Agreement made by the Borrower with respect to such Guarantor.

Section 7.          Amendments, Guaranty Supplements, Etc. (a) Subject to Section 10.01 of the Credit Agreement, no amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, the Required Lenders and the Guarantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Upon a Guarantor becoming an Excluded Subsidiary as a result of a transaction permitted under the Loan Documents, such Guarantor shall be released from this Guaranty in accordance with the provisions of the applicable Loan Document(s), including, without limitation, Section 9.11 of the Credit Agreement.

(b)          Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a “Guaranty Supplement”), (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Guarantor” shall also mean and be a reference to such Additional Guarantor and (ii) each reference herein to “this Guaranty”, “hereunder”, “hereof” or words of like import referring to this Guaranty, and each reference in any other Loan Document to the “Guaranty”, “thereunder”, “thereof” or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty as supplemented by such Guaranty Supplement.

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Section 8.          Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, and all notices and other communications expressly permitted hereunder to be given by telephone or electronic mail shall be made to the applicable telephone number or electronic mail address, as the case may be, if to any Guarantor, addressed to it in care of the Borrower at the Borrower’s address specified in Section 10.02 of the Credit Agreement, if to any Agent or any Lender, at its address specified in Section 10.02 of the Credit Agreement, if to any Hedge Bank, at its address specified in the Secured Hedge Agreement to which it is a party, if to any Cash Management Bank, at its address specified in the Secured Cash Management Agreement to which it is a party or, in each case, to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to other parties, as provided in Section 10.02(d) of the Credit Agreement. All such notices and other communications shall be deemed to be given, made or effective at such time as shall be set forth in Section 10.02 of the Credit Agreement.

Section 9.          No Waiver; Remedies. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 10.         Right of Set-off. Each Guarantor hereby acknowledges and agrees to the right of set-off of the Secured Parties set forth in Section 10.09 of the Credit Agreement, and further acknowledges and agrees that any such right of set-off shall be applicable to the Guaranteed Obligations to the extent, and subject to the conditions set forth in, Section 10.09 of the Credit Agreement.

Section 11.         Continuing Guaranty; Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of (i) the termination of the Aggregate Commitments and the payment in full in cash of the Guaranteed Obligations and all other amounts (other than contingent indemnification or other contingent obligations and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements, in each case, as to which no claim has been asserted) payable under this Guaranty and (ii) the expiration or termination of all Letters of Credit (other than Letters of Credit that have been Cash Collateralized), (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their permitted successors, permitted transferees and permitted assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes held by it) to any other Person in accordance with Section 10.07 of the Credit Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 10.07 of the Credit Agreement. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties, other than pursuant to a transaction permitted by the Credit Agreement and consummated in accordance with the terms and conditions contained therein.

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Section 12.         Indemnification. Without limitation of any other Obligations of any Guarantor or remedies of the Secured Parties under this Guaranty, each Guarantor shall indemnify and hold harmless each Indemnitee from and against (and will reimburse each Indemnitee, as and when incurred, for) any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs (including settlement costs), disbursements, and reasonable and documented or invoiced out-of-pocket costs and expenses to the extent payable or reimbursable by the Borrower pursuant to Section 10.05 of the Credit Agreement as if such section were set forth in full herein, mutatis mutandis.

Section 13.         Keepwell. Each Qualified ECP Guarantor (as defined below) hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of any guarantee of or obligation of such other Guarantor to pay or perform under any Secured Hedge Agreement that constitutes a Swap Obligation; provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 13 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 13, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. The obligations of each Qualified ECP Guarantor under this Section 13 shall remain in full force and effect until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash (other than contingent indemnification or other contingent obligations and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements, in each case, as to which no claim has been asserted), the expiration or termination of all Letters of Credit (other than Letters of Credit that have been Cash Collateralized) and the expiration or termination of the Aggregate Commitments. Each Qualified ECP Guarantor intends that this Section 13 constitute, and this Section 13 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. For purposes of this Guaranty, a Guarantor shall qualify as a “Qualified ECP Guarantor” with respect to any Swap Obligation, if it has total assets exceeding $10,000,000 at the time its guarantee thereof became effective or if such Guarantor otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 14.         Right of Contribution.

(a)          To the extent that any Guarantor shall be required hereunder to pay a portion of the Guaranteed Obligations that shall exceed the greater of (i) the amount of the economic benefit actually received by such Guarantor from the Facilities and (ii) the amount that such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding any amount thereof repaid by the Borrower or any other Guarantor) in the same proportion as such Guarantor’s net worth at the date enforcement hereunder is sought bears to the aggregate net worth of all the Guarantors at the date enforcement hereunder is sought, then, such Guarantor shall be reimbursed by such other Guarantors for the amount of such excess, pro rata, based on the respective net worths of such other Guarantors at the date enforcement hereunder is sought. For purposes of determining the net worth of any Guarantor in connection with the foregoing, all guarantees of such Guarantor other than the Guaranty and any other guarantee of the Guaranteed Obligations will be deemed to be enforceable and payable after the Guaranty and any other guarantee of the Guaranteed Obligations.

(b)          Each Guarantor’s right of contribution under this Section 14 shall be subject to the terms and conditions of Section 4. The provisions of this Section 14 shall in no respect limit the obligations and liabilities of any Guarantor to the Agents and the Secured Parties, and each Guarantor shall remain liable to the Agents and the Secured Parties for the full amount guaranteed by such Guarantor hereunder. Each Guarantor agrees to contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.

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Section 15.         Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and other obligations owed to such Guarantor by each other Loan Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 15:

(a)          Prohibited Payments, Etc. Except as otherwise set forth in this Section 15(a) and without limiting any of the negative covenants of the Credit Agreement, each Guarantor may receive regularly scheduled payments from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to any other Loan Party), unless the Administrative Agent otherwise agrees, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordination Obligations until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash (other than contingent indemnification or other contingent obligations and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements, in each case, as to which no claim has been asserted) or this Guaranty is terminated in accordance with the terms hereof and of no further force and effect.

(b)           Prior Payment of Guaranteed Obligations. In any proceeding under any Debtor Relief Law relating to any other Loan Party, each Guarantor agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest, fees and expenses accruing after the commencement of a proceeding under any Debtor Relief Law, whether or not constituting an allowed claim in such proceeding (“Post-Petition Interest”)) before such Guarantor receives payment of any Subordinated Obligations.

(c)          Turn-Over. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to any other Loan Party) or the acceleration of the Loans pursuant to Section 8.02 of the Credit Agreement, each Guarantor shall, if the Administrative Agent so requests (provided, that, in the case of any Event of Default pursuant to Section 8.01(f) or (g) of the Credit Agreement, such request shall automatically been deemed to have been made) collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Secured Parties and delivery such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post-Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty, until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash (other than contingent indemnification or other contingent obligations and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements, in each case, as to which no claim has been asserted) or this Guaranty is terminated in accordance with the terms hereof and of no further force or effect.

(d)          Administrative Agent Authorization. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to any other Loan Party), the Administrative Agent is authorized and empowered (but without any obligation to do so), (i) in the name of any Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post-Petition Interest) and (ii) to require such Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post-Petition Interest), in each case, until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash (other than contingent indemnification or other contingent obligations and obligations and liabilities under Secure Cash Management Agreements and Secured Hedge Agreements, in each case, as to which no claim has been asserted) or this Guaranty is terminated in accordance with the terms hereof and of no further force or effect.

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Section 16.         Execution in Counterparts. This Guaranty and each amendment, waiver and consent with respect hereto may be executed in one or more counterparts (and by different parties thereto in separate counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery by facsimile or other electronic transmission of an executed counterpart of a signature page to this Guaranty and each amendment, waiver and consent with respect hereto shall be effective as delivery of an original executed counterpart thereof.

Section 17.         Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)          EACH GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT TO THE EXCLUSIVE GENERAL JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK (THE “NEW YORK SUPREME COURT”), AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (THE “FEDERAL DISTRICT COURT,” AND TOGETHER WITH THE NEW YORK SUPREME COURT, THE “NEW YORK COURTS”) AND APPELLATE COURTS FROM EITHER OF THEM; PROVIDED THAT NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO PRECLUDE (I) ANY AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS (IN WHICH CASE ANY PARTY SHALL BE ENTITLED TO ASSERT ANY CLAIM OR DEFENSE, INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 17 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT) OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE ADMINISTRATIVE AGENT, (II) ANY PARTY FROM BRINGING ANY LEGAL ACTION OR PROCEEDING IN ANY JURISDICTION FOR THE RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT, (III) IF ALL SUCH NEW YORK COURTS DECLINE JURISDICTION OVER ANY PERSON OR DECLINE (OR, IN THE CASE OF THE FEDERAL DISTRICT COURT, LACK) JURISDICTION OVER ANY SUBJECT MATTER OF SUCH ACTION OR PROCEEDING, A LEGAL ACTION OR PROCEEDING MAY BE BROUGHT WITH RESPECT THERETO IN ANOTHER COURT HAVING JURISDICTION AND (IV) IN THE EVENT A LEGAL ACTION OR PROCEEDING IS BROUGHT AGAINST ANY PARTY HERETO OR INVOLVING ANY OF ITS ASSETS OR PROPERTY IN ANOTHER COURT (WITHOUT ANY COLLUSIVE ASSISTANCE BY SUCH PARTY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES), SUCH PARTY FROM ASSERTING A CLAIM OR DEFENSE (INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 17 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT) IN ANY SUCH ACTION OR PROCEEDING.

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(c)          EACH GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 17(b). EACH GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)          EACH GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8 OF THIS GUARANTY. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF EACH GUARANTOR, THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)          EACH GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH GUARANTOR, AND BY ITS ACCEPTANCE OF THIS GUARANTY, THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY, HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY SECURED PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 17(e) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Guarantors and the Administrative Agent have caused this Guaranty to be duly executed and delivered as of the date first above written.

THE KEYW CORPORATION,
as the Borrower

By:	/s/ William J. Weber
Name: William J. Weber
Title: President and Chief Executive Officer

THE KEYW HOLDING CORPORATION,
as a Guarantor

By:	/s/ William J. Weber
Name: William J. Weber
Title: President and Chief Executive Officer

SOTERA HOLDINGS INC.,
as a Guarantor

By:	/s/ William J. Weber
Name: William J. Weber
Title: President and Chief Executive Officer

[Signature Page to Guaranty]

Acknowledged and Agreed:

ROYAL BANK OF CANADA,
as the Administrative Agent

By:	/s/ Ann Hurley
Name: Ann Hurley
Title: Manager, Agency

[Signature Page to Guaranty]

Exhibit A

to the

Guaranty

[FORM OF] GUARANTY SUPPLEMENT

_____________, 20___

Royal Bank of Canada

RBC Agency Services Group

20 King Street West, 4th Floor

Toronto, Ontario M5H 1C4

Attention: Ann Hurley

Email: ann.hurley@rbccm.com

Phone: (416) 842-3996

Ladies and Gentlemen:

Reference is made to (i) that certain Credit Agreement dated as of April 4, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among THE KEYW CORPORATION, a Maryland corporation (the “Borrower”) and a wholly-owned subsidiary of THE KEYW HOLDING CORPORATION, a Maryland corporation (“Parent”), Parent, each Lender and Royal Bank of Canada, as Swingline Lender, L/C Issuer and Administrative Agent (in such capacity, the “Administrative Agent”) and (ii) that certain Guaranty dated as of April 4, 2017 (as amended, supplemented or otherwise modified from time to time, the “Guaranty”), among Parent, the Borrower, the other Guarantors party thereto and the Administrative Agent. All capitalized terms defined in the Guaranty or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

Section 1. Guaranty; Limitation of Liability. (a) The undersigned hereby, jointly and severally with the other Guarantors, absolutely, unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Secured Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all reasonable and documented or invoiced out-of-pocket costs and expenses to the extent payable or reimbursable by the Borrower pursuant to Section 10.04 of the Credit Agreement as if such section were set forth in full herein, mutatis mutandis. Without limiting the generality of the foregoing, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party. Notwithstanding anything to the contrary contained in this Guaranty Supplement or any provision of any other Loan Document, the Guaranteed Obligations shall not extend to or include any Excluded Swap Obligation.

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(b)          The undersigned, and by its acceptance of this Guaranty Supplement, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Guaranty and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of any Debtor Relief Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement, the Guaranty and the Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the undersigned hereby irrevocably agree that the Obligations of the undersigned under this Guaranty Supplement and the Guaranty at any time shall be limited to the maximum amount as will result in the obligations of the undersigned under this Guaranty Supplement and the Guaranty not constituting a fraudulent transfer or conveyance.

(c)          The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty Supplement, the Guaranty or any other guaranty with respect to the Guaranteed Obligations, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and any such other guarantor, as applicable, so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Secured Documents.

Section 2. Obligations Under the Guaranty. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Guaranty to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Guaranty to an “Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a “Guarantor” or a “Loan Party” shall also mean and be a reference to the undersigned.

Section 3. Representations and Warranties; Covenants. The undersigned hereby (a) makes each representation and warranty set forth in Section 6 of the Guaranty with respect to itself as of the date hereof and (b) agrees to comply with the each covenant set forth in Section 6 of the Guaranty with respect to itself as of the date hereof.

Section 4. Delivery by Facsimile. Delivery of an executed counterpart of a signature page to this Guaranty Supplement by facsimile or other electronic transmission shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

Section 5. Guaranty. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

Section 6. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.

(a)          THIS GUARANTY SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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(b)          THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY SUPPLEMENT OR ANY OTHER LOAN DOCUMENT TO THE EXCLUSIVE GENERAL JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK (THE “NEW YORK SUPREME COURT”), AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (THE “FEDERAL DISTRICT COURT,” AND TOGETHER WITH THE NEW YORK SUPREME COURT, THE “NEW YORK COURTS”) AND APPELLATE COURTS FROM EITHER OF THEM; PROVIDED THAT NOTHING IN THIS GUARANTY SUPPLEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE (I) ANY AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS (IN WHICH CASE ANY PARTY SHALL BE ENTITLED TO ASSERT ANY CLAIM OR DEFENSE, INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 6 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT), OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE ADMINISTRATIVE AGENT, (II) ANY PARTY FROM BRINGING ANY LEGAL ACTION OR PROCEEDING IN ANY JURISDICTION FOR THE RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT, (III) IF ALL SUCH NEW YORK COURTS DECLINE JURISDICTION OVER ANY PERSON, OR DECLINE (OR, IN THE CASE OF THE FEDERAL DISTRICT COURT, LACK) JURISDICTION OVER ANY SUBJECT MATTER OF SUCH ACTION OR PROCEEDING, A LEGAL ACTION OR PROCEEDING MAY BE BROUGHT WITH RESPECT THERETO IN ANOTHER COURT HAVING JURISDICTION AND (IV) IN THE EVENT A LEGAL ACTION OR PROCEEDING IS BROUGHT AGAINST ANY PARTY HERETO OR INVOLVING ANY OF ITS ASSETS OR PROPERTY IN ANOTHER COURT (WITHOUT ANY COLLUSIVE ASSISTANCE BY SUCH PARTY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES), SUCH PARTY FROM ASSERTING A CLAIM OR DEFENSE (INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 6 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT) IN ANY SUCH ACTION OR PROCEEDING.

(c)          THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY SUPPLEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 6(b). THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)          THE UNDERSIGNED IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8 OF THE GUARANTY. NOTHING IN THIS GUARANTY SUPPLEMENT WILL AFFECT THE RIGHT OF ANY SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)          THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS WITH RESPECT TO THIS GUARANTY SUPPLEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY SECURED PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6(e) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

[SIGNATURE PAGES FOLLOW]

A-3

Very truly yours,

[NAME OF ADDITIONAL GUARANTOR]

By:
Name:
Title:

A-4

Acknowledged and Agreed:

ROYAL BANK OF CANADA,
as Administrative Agent

By:
Name:
Title:

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